     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 1996

                                                      REGISTRATION NO. 333-08499
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                         STAR MULTI CARE SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

                           99 Railroad Station Plaza
                           Hicksville, New York 11801
                                 (516) 938-2016
               (Address, including zip code, telephone number and
             area code of Registrant's principal executive offices)

           NEW YORK                 11-1975534                  7361
 (State or other jurisdiction    (I.R.S. Employer   (Primary Standard Industrial
              of                  Identification    Classification Code Number)
incorporation or organization)       Number)

                             MR. WILLIAM FELLERMAN
                                   SECRETARY
                         STAR MULTI CARE SERVICES, INC.
                           99 RAILROAD STATION PLAZA
                           HICKSVILLE, NEW YORK 11801
                                 (516) 938-2016
                (Name, address including zip code, and telephone
               number, including area code of agent for service)
                            ------------------------

                                   COPIES TO:

           GARY SIMON, ESQ.                        SCOTT N. WOLFE, ESQ.
 PARKER CHAPIN FLATTAU & KLIMPL, LLP                 LATHAM & WATKINS
     1211 AVENUE OF THE AMERICAS                701 "B" STREET, SUITE 2100
       NEW YORK, NEW YORK 10036              SAN DIEGO, CALIFORNIA 92101-8197

                            ------------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                PART II.  INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS

  EXHIBIT NO.     EXHIBIT
- ---------------  ---------
          2.     (a)        Agreement and Plan of Merger Among Star Multi Care Services, Inc., AHI Acquisition Corp.
                             and AMSERV HEALTHCARE INC., dated as of February 9, 1996, as amended on July 18, 1996.
                             (Filed as Appendix A to the Joint Proxy Statement/Prospectus).
          3.     (a)  *     STAR's Certificate of Incorporation filed April 25, 1961.
                 (b)  *     STAR's Certificate of Amendment to Certificate of Incorporation filed February 22, 1989.
                 (c)  *     STAR's Certificate of Amendment to Certificate of Incorporation filed December 4, 1990.
                 (d)        STAR's Certificate of Amendment to Certificate of Incorporation filed February 3, 1994.
                             (Incorporated by reference to Exhibit 3(d) to STAR's Annual Report on Form 10-KSB for the
                             fiscal year ended May 31, 1994.)
                 (e)        STAR's Certificate of Change filed March 2, 1995. (Incorporated by reference to Exhibit
                             3(e) to STAR's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1995.)
                 (f)        STAR's By-Laws, as amended on November 18, 1992 and September 13, 1993. (Incorporated by
                             reference to Exhibit 3(e) to STAR's Annual Report on Form 10-KSB for the fiscal year ended
                             May 31, 1994.)
          4.     (a) **     Voting Agreement, dated as of February 9, 1996, among AMSERV and Stephen Sternbach.
          5.     (a) **     Opinion of Parker Chapin Flattau & Klimpl, LLP.
          8.     (a) **     Opinion of Latham & Watkins.
         10.     (a)  *     Form of Indemnification Agreement between STAR and Stephen Sternbach.
                 (b)        Employment Agreement, dated as of December 3, 1995 between STAR and Stephen Sternbach.
                             (Incorporated by reference to Exhibit 10.(x) to STAR's Quarterly Report on Form 10-QSB for
                             the quarterly period ended February 29, 1996.)
                 (c)  *     STAR's 1991 Incentive Stock Option Plan.
                 (d)        STAR's 1992 Incentive Stock Option Plan, as amended and restated September 13, 1993.
                             (Incorporated by reference to Exhibit 10(h) to STAR's Annual Report on Form 10-KSB for the
                             fiscal year ended May 31, 1994.)
                 (f)        Amendment No. 1 to STAR's 1992 Stock Option Plan. (Incorporated by reference to Exhibit
                             10.(z) to STAR's Quarterly Report on Form 10-QSB for the quarterly period ended February
                             26, 1996.)
                 (g)        STAR's Employee Stock Purchase Plan, as amended December 15, 1995. (Incorporated by reference to Exhibit 10.(y) to STAR's Quarterly Report on Form 10-QSB for the quarterly period ended February 26, 1996.)
                 (h)        Form of Incentive Stock Option Contract. (Incorporated by reference to Exhibit 10(j) to
                             STAR's Annual Report on Form 10-K for the fiscal year ended May 31, 1993.)

  EXHIBIT NO.     EXHIBIT
- ---------------  ---------
                 (i)   *    Agreement relating to purchase of STAR among Stephen Sternbach, Renee Starr and Leonard
                             Taubenblatt dated December 31, 1986.
                 (j)   *    New York State Department of Consumer Affairs Employment Agency License.
                 (k)  *     New York State Health Department Home Care License.
                 (l)   *    New Jersey Employment Agency License.
                 (m)        Form of Indemnification Agreement between STAR and directors and officers. (Incorporated by reference to Exhibit 10(k) to STAR's Annual Report on Form 10-K for the fiscal year ended
                             May 31, 1992.)
                 (n)        Asset Purchase Agreement dated as of November 1, 1991 by and among Unity Care Services,
                             Inc., Unity Healthcare Holding Company, Inc. and STAR. (Incorporated by reference to
                             Exhibit 10(l) to STAR's Annual Report on Form 10-K for the fiscal year ended May 31,
                             1992.)
                 (o)        Asset Purchase Agreement dated as of January 30, 1992 by and among Unity Healthcare Holding
                             Company, Inc., Unity Care Services, Inc. and STAR. (Incorporated by reference to Exhibit
                             10.1 to STAR's Current Report on Form 8-K dated May 26, 1992.)
                 (p)        Asset Purchase Agreement dated as of January 30, 1992 by and between Unity Home Care of
                             Florida, Inc. and STAR. (Incorporated by reference to Exhibit 10.2 to STAR's Current
                             Report on Form 8-K dated May 26, 1992.)
                 (q)        Employment Agreement, dated February 15, 1990, between Alan Spector and STAR, as assignee of Unity Home Care of Florida, Inc. (Incorporated by reference to Exhibit 10(o) to STAR's
                             Annual Report on Form 10-K for the fiscal year ended May 31, 1992.)
                 (r)        Asset Purchase Agreement dated as of November 8, 1993 by and between DSI Health Care
                             Services, Inc. and Star Multi Care Services of Long Island, Inc., a wholly owned subsidiary of STAR. (Incorporated by reference to Exhibit 10.1 to STAR's Current Report on
                             Form 8-K dated November 22, 1993.)
                 (s)        Asset Purchase Agreement dated as of January 6, 1995, as amended, by and between Long
                             Island Nursing Registry, Inc. and STAR. (Incorporated by reference to Exhibit 21 to STAR's
                             Current Report on Form 8-K dated May 19, 1995.)
                 (t)        Employment Agreement dated May 19, 1995 by and between STAR and Gregory Turchan.
                             (Incorporated by reference to Exhibit 99.1 to STAR's Current Report on Form 8-K dated May
                             19, 1995.)
                 (u)        Loan Agreement dated November 1, 1995 by and between STAR and Chase Manhattan Bank, N.A.
                             (Incorporated by reference to Exhibit 10.(w) to STAR's Quarterly Report on Form 10-QSB for
                             the quarterly period ended November 30, 1995.)
         16.     (a)        Letter dated April 25, 1995, as amended, from Deloitte & Touche LLP to the Securities and
                             Exchange Commission. (Incorporated by reference to AMSERV's Current Report on Form 8-K/A dated March 21, 1995.)
         23.     (a) **     Consent of Holtz Rubenstein & Co., LLP.
                 (b) **     Consent of Ernst & Young LLP.
                 (c) **     Consent of Deloitte & Touche LLP.

  EXHIBIT NO.     EXHIBIT
- ---------------  ---------
                 (d) **     Consent of Paul Josephson C.P.A., P.C.
                 (e)        Consent of Parker Chapin Flattau & Klimpl, LLP (included in their opinion filed as Exhibit
                             5(a) to this Registration Statement).
                 (f)        Consent of Latham & Watkins (included in their opinion filed as Exhibit 8(a) to this
                             Registration Statement).
                 (g) ***    Consent of Batchelder & Partners, Inc.
         99.     (a) **     Form of STAR Proxy Card.
                 (b) **     Form of AMSERV Proxy Card.

- ------------------------
  * Incorporated by reference to STAR's Registration Statement on Form S-18 dated May 14, 1991. (Registration No. 33-39697-NY).

 ** Previously filed.
*** Filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hicksville, State of New York on the 19th day of July 1996.

                                          STAR MULTI CARE SERVICES, INC.

                                          By:        /s/ STEPHEN STERNBACH

                                             -----------------------------------
                                                      Stephen Sternbach
                                                PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                          TITLE                         DATE
- ------------------------------------------------------  ----------------------------------------  ---------------

                     /s/ STEPHEN STERNBACH              Chairman of the Board of Directors,
     -------------------------------------------         President and Chief Executive Officer     July 19, 1996
                  Stephen Sternbach                      (Principal Executive Officer)

                  WILLIAM FELLERMAN*                    Chief Financial Officer, Secretary,
     -------------------------------------------         Treasurer and Director (Principal         July 19, 1996
                  William Fellerman                      Financial and Accounting Officer)

                    JOHN P. INNES*
     -------------------------------------------        Director                                   July 19, 1996
                   John P. Innes II

                    MATTHEW SOLOF*
     -------------------------------------------        Director                                   July 19, 1996
                    Matthew Solof

                   CHARLES BERDAN*
     -------------------------------------------        Director                                   July 19, 1996
                    Charles Berdan

          *By: /s/        STEPHEN STERNBACH
       ---------------------------------------
                  Stephen Sternbach
                   Attorney-in-fact

                                 EXHIBIT INDEX

  EXHIBIT NO.     EXHIBIT
- ---------------  ---------
          2.     (a)        Agreement and Plan of Merger Among STAR, Merger Sub and AMSERV dated as of February 9,
                             1996, as amended on July 18, 1996. (Filed as Appendix A to the Joint Proxy
                             Statement/Prospectus).
          3.     (a)  *     STAR's Certificate of Incorporation filed April 25, 1961.
                 (b)  *     STAR's Certificate of Amendment to Certificate of Incorporation filed February 22, 1989.
                 (c)  *     STAR's Certificate of Amendment to Certificate of Incorporation filed December 4, 1990.
                 (d)        STAR's Certificate of Amendment to Certificate of Incorporation filed February 3, 1994.
                             (Incorporated by reference to Exhibit 3 (d) to STAR's Annual Report on Form 10-KSB for the
                             fiscal year ended May 31, 1994.)
                 (e)        STAR's Certificate of Change filed March 2, 1995. (Incorporated by reference to Exhibit
                             3(e) to STAR's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1995.)
                 (f)        STAR's By-Laws, as amended on November 18, 1992 and September 13, 1993. (Incorporated by
                             reference to Exhibit 3(e) to STAR's Annual Report on Form 10-KSB for the fiscal year ended
                             May 31, 1994.)
          4.     (a) **     Voting Agreement, dated as of February 9, 1996, among AMSERV and Stephen Sternbach.
          5.     (a) **     Opinion of Parker Chapin Flattau & Klimpl, LLP.
          8.     (a) **     Opinion of Latham & Watkins.
         10.     (a)  *     Form of Indemnification Agreement between STAR and Stephen Sternbach.
                 (b)        Employment Agreement, dated as of December 3, 1995 between STAR and Stephen Sternbach.
                             (Incorporated by reference to Exhibit 10.(x) to STAR's Quarterly Report on Form 10-QSB for
                             the quarterly period ended February 29, 1996.)
                 (c)  *     STAR's 1991 Incentive Stock Option Plan.
                 (d)        STAR's 1992 Incentive Stock Option Plan, as amended and restated September 13, 1993.
                             (Incorporated by reference to Exhibit 10(h) to STAR's Annual Report on Form 10-KSB for the
                             fiscal year ended May 31, 1994.)
                 (f)        Amendment No. 1 to STAR's 1992 Stock Option Plan. (Incorporated by reference to Exhibit
                             10.(z) to STAR's Quarterly Report on Form 10-QSB for the quarterly period ended February
                             26, 1996.)
                 (g)        STAR's Employee Stock Purchase Plan, as amended December 15, 1995. (Incorporated by reference to Exhibit 10.(y) to STAR's Quarterly Report on Form 10-QSB for the quarterly period ended February 26, 1996.)
                 (h)        Form of Incentive Stock Option Contract. (Incorporated by reference to Exhibit 10(j) to
                             STAR's Annual Report on Form 10-K for the fiscal year ended May 31, 1993.)
                 (i)   *    Agreement relating to purchase of STAR among Stephen Sternbach, Renee Starr and Leonard
                             Taubenblatt dated December 31, 1986.
                 (j)   *    New York State Department of Consumer Affairs Employment Agency License.
                 (k)  *     New York State Health Department Home Care License.
                 (l)   *    New Jersey Employment Agency License.

  EXHIBIT NO.     EXHIBIT
- ---------------  ---------
                 (m)        Form of Indemnification Agreement between STAR and directors and officers. (Incorporated by reference to Exhibit 10(k) to STAR's Annual Report on Form 10-K for the fiscal year ended
                             May 31, 1992.)
                 (n)        Asset Purchase Agreement dated as of November 1, 1991 by and among Unity Care Services,
                             Inc., Unity Healthcare Holding Company, Inc. and STAR. (Incorporated by reference to
                             Exhibit 10 (l) to STAR's Annual Report on Form 10-K for the fiscal year ended May 31,
                             1992.)
                 (o)        Asset Purchase Agreement dated as of January 30, 1992 by and among Unity Healthcare Holding
                             Company, Inc., Unity Care Services, Inc. and STAR. (Incorporated by reference to Exhibit
                             10.1 to STAR's Current Report on Form 8-K dated May 26, 1992.)
                 (p)        Asset Purchase Agreement dated as of January 30, 1992 by and between Unity Home Care of
                             Florida, Inc. and STAR. (Incorporated by reference to Exhibit 10.2 to STAR's Current
                             Report on Form 8-K dated May 26, 1992.)
                 (q)        Employment Agreement, dated February 15, 1990, between Alan Spector and STAR, as assignee of Unity Home Care of Florida, Inc. (Incorporated by reference to Exhibit 10(o) to STAR's
                             Annual Report on Form 10-K for the fiscal year ended May 31, 1992.)
                 (r)        Asset Purchase Agreement dated as of November 8, 1993 by and between DSI Health Care
                             Services, Inc. and Star Multi Care Services of Long Island, Inc., a wholly owned subsidiary of STAR. (Incorporated by reference to Exhibit 10.1 to STAR's Current Report on
                             Form 8-K dated November 22, 1993.)
                 (s)        Asset Purchase Agreement dated as of January 6, 1995, as amended, by and between Long
                             Island Nursing Registry, Inc. and STAR. (Incorporated by reference to Exhibit 21 to STAR's
                             Current Report on Form 8-K dated May 19, 1995.)
                 (t)        Employment Agreement dated May 19, 1995 by and between STAR and Gregory Turchan.
                             (Incorporated by reference to Exhibit 99.1 to STAR's Current Report on Form 8-K dated May
                             19, 1995.)
                 (u)        Loan Agreement dated November 1, 1995 by and between STAR and Chase Manhattan Bank, N.A.
                             (Incorporated by reference to Exhibit 10.(w) to STAR's Quarterly Report on Form 10-QSB for
                             the quarterly period ended November 30, 1995.)
         16.     (a)        Letter dated April 25, 1995, as amended, from Deloitte & Touche LLP to the Securities and
                             Exchange Commission. (Incorporated by reference to AMSERV's Current Report on Form 8-K/A dated March 21, 1995.)
         23.     (a) **     Consent of Holtz Rubenstein & Co., LLP.
                 (b) **     Consent of Ernst & Young LLP.
                 (c) **     Consent of Deloitte & Touche LLP.
                 (d) **     Consent of Paul Josephson C.P.A., P.C.
                 (e)        Consent of Parker Chapin Flattau & Klimpl, LLP (included in their opinion filed as Exhibit
                             5(a) to this Registration Statement).
                 (f)        Consent of Latham & Watkins (included in their opinion filed as Exhibit 8(a) to this
                             Registration Statement).
                 (g) ***    Consent of Batchelder & Partners, Inc.

  EXHIBIT NO.     EXHIBIT
- ---------------  ---------
         99.     (a) **     Form of STAR Proxy Card.
                 (b) **     Form of AMSERV Proxy Card.

- ------------------------
  * Incorporated by reference to STAR's Registration Statement on Form S-18 dated May 14, 1991. (Registration No. 33-39697-NY).

 ** Previously filed.

*** Filed herewith.

                                 EXHIBIT 23(G)

                                                                   EXHIBIT 23(G)

                          CONSENT OF FINANCIAL ADVISOR

    We consent to the use of our opinion dated February 9, 1996 incorporated by reference in the Registration Statement on Form S-4 and to all reference to our firm included in such Registration Statement.

                                          /s/ BATCHELDER & PARTNERS, INC.
                                          BATCHELDER & PARTNERS, INC.

San Diego, California
July 19, 1996